Exhibit 99.1

Thermadyne Holdings Corporation (NASDAQ: THMD) Business Outlook - An Update To Investors January 22, 2009

Forward-Looking Statement Disclaimer These slides contain (and the accompanying oral discussion will contain) "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements present management's expectations, beliefs, plans and objectives and accordingly involve estimates, assumptions, judgments and uncertainties, also involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ from the results expressed or implied by such statements, including general economic and business conditions, conditions affecting the industries served by the Company and its subsidiaries, adverse charges and volatility in capital markets, conditions affecting the Company's customers and suppliers, competitor responses to the Company's products and services, the overall market acceptance of such products and services, and other factors disclosed in the Company's periodic reports filed with the Securities and Exchange Commission. Consequently such forward-looking statements should be regarded as the Company's current plans, estimates and beliefs and should not be regarded as an indicator of the Company's future operations or financial performance. The forward-looking statements contained herein are made as of the date hereof and the Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. January 22, 2009 2

Who We Are Designers & Manufacturers of Cutting & Welding Products Including Oxy-Fuel Cutting & Welding Torches & Regulators Plasma Arc Cutting & Welding Systems Arc Welding Power Supplies Arc Welding Torches, Consumables & Accessories Hard Facing & Welding Alloys Filler Metals January 22, 2009 3

Aggressive Operationally, Conservative Financially TCP Continuous Improvement Process Strong Brands & Low Ticket Product Mix Tiered (Good/Better/Best) Product Strategy Material Costs Declining High Return Capital Spending Cash Flows From Working Capital Conservative Financial Position Positioned For Challenging Economic Times 4 January 22, 2009

Q1 Q2 Q3 Q4 Australian steel production 2007 1937 1999 2022 1969 Australian Steel Production 2008 2145 2005 1989 1795 Steel Industry Shipment Trends - 2007 & 2008 5 High correlation between steel consumption and demand for our products 10.6% decline in US shipments in 2008 vs. 2007 Q4 demand is down 28% vs. prior year Inventory de-stocking has exacerbated weak underlying demand - impact of this is not determinable Australian steel production dropped 9% in Q4 '08 vs. Q3 '08 Australia U.S.A. January 22, 2009 Source: Metal Service Center Institute Reported by Credit Suisse Source: Credit Suisse Report Dated 12/18/08 Tons (000) Tons (000)

Thermadyne - 4Q 2008 Trends Audited financial results to be reported during the week of March 9, 2009 Adjusted Operating EBITDA* estimates = 45%-55% decline vs. 4Q '07 Sales decline vs. 4Q '07 16% (10% excluding foreign currency) Second half of 4Q '08 substantially lower than first half of 4Q '08 Managing pricing pressure Gross margin compression Manufacturing inefficiencies due to suddenness of volume decline High material cost continuing to flow through supply chain U.S. dollar strengthening reduces EBITDA Cash flows from Working Capital less than planned Inventories greater than expected Lower volumes late in the quarter reduce working capital efficiency Long supply chain with suddenness of the decline in demand Net debt of $215-$220M (prelim.) at December 31, 2008 Higher than expected $218M at December 31, 2007 November and December 2008 temporary plant closings and lay-offs *Adjusted Operating EBITDA = as defined in earnings release to exclude Severance Accruals, LIFO and Stock Compensation 6 January 22, 2009

2009 Outlook Sales less than 2008 Market uncertainty precludes willingness to forecast New product introduction success offsets some of negative growth Market share losses anticipated from continued pruning of unprofitable business Managing pricing pressure Significant opportunities for cost reduction Material cost reductions - will take time to fully realize benefit of commodity price declines across the supply chain TCP continuous improvement savings of $12-$15M, excluding severance impact SG&A reductions intended to maintain ratio to net sales at or near '08 level Working Capital reductions Volume reduction = 28-30 cents for every $ of sales at '08 efficiency levels Intensified focus on improving inventory turns Debt reduction from: Cash flow from operations Working capital reductions Capital Expenditures approximately $15M January 22, 2009 7

2009 Actions In Process Align costs with reduced sales volumes Operations Temporary variable labor and overhead reductions Fixed overhead cost reductions where possible - some negative leverage Maintain SG&A costs at or near the 2008 percentage of Sales 13% reduction in salaried head count implemented January '09 Salary increases deferred - hourly and salaried Voluntary retirement & work reduction programs offered 401(k) match to be suspended Elimination and deferral of discretionary spending Executive base salary reductions TCP continuous improvement process to realize $12-$15M of savings Procurement - vendor consolidation, leveraging global size, value engineering, etc. Move assembly from high cost to low cost regions Machining efficiency gains from quick pay back investments Achieve material cost reductions Greater impact in 2H '09 Impacted by long supply chain & suddenness of volume decline Component and finished goods savings requires extensive individual vendor negotiation Severance payments of $4M for January '09 salary work force reduction January 22, 2009 8

Limited Debt Maturities until 2012 Debt Structure Second-Lien Facility via Angelo Gordon,$14M, November 2010 (LIBOR + 275 bps) Working Capital Facility via G.E. Capital Corp., June 2012 (LIBOR +150/225bps) Senior Subordinated Notes, $175M, February 2014 (9.25% + Special Interest) Total Debt, Net of Cash, As of December 31, 2008, $215M-$220M (prelim) 240 218 214 246 January 22, 2009 9 Millions

Positioned For Challenging Economic Times - Summary

Aggressive Operationally & Conservative Financially

SOURCE OF STRENGTH	RATIONALE
Strong Brands & Low Ticket Product Mix	Leading Core Brands Drive End User Demand 80-85% of Sales = Low Priced Consumables & Torches
Tiered (Good/Better/Best) Product Strategy	Gaining Share in Established Markets Penetrating International Markets with Lower Tiered Products Innovative New Products Driving Market Share Gains
Material Costs Declining	2008 Material Costs = 70% of Cost of Sales Copper = 20% of Material Costs = 30-40% from 2008 Average Other Commodity Materials (Steel, Zinc, Nickel) Also Down
TCP Continuous Improvement Process	$15+ Million/Annum of Savings 2005-2008 $15 Million YTD September 2008 Significant Opportunity to Continue in 2009 & Beyond
Capital Spending = Quick Pay Back	Capex of $13 Million (est.) in 2008 2009 Focused on Quick Pay Back Machinery & Other Investments
Cash Flows From Working Capital	Efficiency Improved From 34% in 2005 to 28% in 3Q '08 Efficiency Gains Planned in 2009 Generates Cash Flow in Declining Sales Environment
Conservative Financial Position	Strong Liquidity No Near Term Maturities

THERMADYNE

January 22, 2009 10

Aggressive Operationally, Conservative Financially TCP Continuous Improvement Process Strong Brands & Low Ticket Product Mix Tiered (Good/Better/Best) Product Strategy Material Costs Declining Cash Flows From Working Capital Conservative Financial Position Appendix Appendix 1 High Return Capital Spending

Strong Brands and Product Portfolio Trusted Brands With Strong Market Positions Multi-Price, Multi-Line Product Portfolio Unique Value Proposition For Multiple End Markets 80-85% of Sales From Low-Ticket Torches, Consumables & Accessories Sample Products Oxy-Fuel Cutting Torch (Victor) mig Welding Gun-Arc (Tweco) Plasma Cutting Torch (Thermal Dynamics) Power Supply (Thermal Dynamics / Thermal Arc) Cutting and Welding Outfits (Victor) Consumables Welding Electrodes (Cigweld) Core Brands Appendix 2

Leadership Position in Niche Segments Gas Equipment Arc Accessories Plasma Cutting Welding Equipment Filler Metals 0.37 0.21 0.14 0.1 0.18 Note: Market size does not include gases, cylinders, safety products or abrasives. Source: Management. Global Market $15 Billion Target Market Balanced Across the Americas (30%), Europe (30%) and Asia (40%) THMD Product Focus Portfolio of Products - Our Sales Mix Note: Data based on 2008 gross sales. THMD 40% THMD = 50% USA Market share THMD = 40% USA Market share Welding Equipment Gas Equipment Arc Accessories Plasma Filler Metals 0.267 0.122 0.056 0.056 0.5 Appendix 3

Tips, Shield Cups, Gas Diffusers, Nozzles and Carbons; Replaced on a Daily or Weekly Basis Gas, Plasma and Welding Torches, Regulators and Parts Last Six Months to Two Years Non-Discretionary Items 67% of Sales With Margins of 47% Filler Metals Solid Wire, Flux Cored Wire and Electrodes Used in The Welding Process Non-Discretionary Item Used in Welding Process 18% of Gross Sales With Margins of 31% Durable Products Power Sources Usually Last Five to Ten Years Consumables and Torches Fit to These Products 15% of Sales With Margins of 32% Highly Profitable, Recurring Sales Base Consumables and Torches Majority of sales and margin from small ticket, recurring revenue products "Razors" "Razorblades" Note: 2007 Financial Results Appendix 4

We Sell to a Broad Network of Distributors Capitalized Repair & Maintenance Oil & Gas Primary Metals Power Generation Heavy Manufacturing Construction & Mining Machinery Shipbuilding Railcars Construction Commercial Construction Bridge & Tunnel Pipeline Construction Aircraft / Aerospace Components Electronics / Medical Gas Regulation Light Manufacturing Material Handling Equipment Pipe & Tubing HVAC Equipment Source: Based on year 2000 welding related capital expenditures as reported by the U.S. Department of Commerce, Bureau of Export Administration. A Strong Diverse Distributor Base 400+ in U.S. 50+ Years Relationship With Some Broad exposure to general economy with focus on infrastructure. Transportation Trailers Aftermarket Appendix 5

Growing International Presence 2007(1) 2008 Thermadyne Geographic Sales Breakdown Aggressive Growth in Asia Pacific, Europe and Middle East Cigweld = #1 in Australia Specialty Product Demand - Plasma Cutting & Hard Facing Focus on Latin America, Eastern Europe and China Introducing Manual Plasma True Series Units Into Europe and China in 4Q '08 2006 Through 2008 Q4 USA International 2006 2007 1Q 2008 2Q 2008 3Q 2008 Appendix 6 4Q 2008F Note: Data Based On 2008 Sales

Three-Tiered Product Strategy Improved margins in "Best" Category Expanding Market Coverage With "Good" and "Better" Products in Developed and Developing Markets Description Targeted to The Price Conscious Customer. Basic Features, Functionality, Performance, and Durability. Fit For Purpose. Meets Market Performance Expectations. Good ("Firepower") High-Quality Product For The Value Oriented Customer. Advanced Features, Functionality, Performance, and Durability. Competitively Priced In-Line With Market. Better ("Cutskill") Premium Products. Superior Features, Functionality, Performance, and Durability. Highest-Quality Material and Construction Techniques. Innovative, New Technology. Best Warranty and Support. Premium Price. Best ("Professional") Sample Brands Appendix 7

Innovation Drives Market Share Plasma Cutting Sales Increasing True Series Manual Units Automation Products New Inverter Welding Product Generating Strong 2008 Growth in Asia Pacific Regions New Products in Gas Equipment & Plasma Scheduled For 2009 Appendix 8

Continuous Improvement Process - TCP SG&A 10% Mfg Labor & Overhead 56% Mfg Material 34% Distribution 8% Mfg Labor & Overhead 32% SG&A 10% Mfg Material 50% SG&A, 10% Mfg - Material, 34% Mfg - Labor & Overhead, 56% Distribution East 10 50 32 8 2007 Total Savings: $20 Million 2008 Total Estimated Savings: $18 Million 2007 TCP Savings 2008 (E) TCP Savings Commenced in 2004 With The Initial Focus on Materials Procurement Savings at Individual Site Evolved to Include Fundamental Manufacturing Productivity and Activity Value Analysis Integrating Global Supply Chain Structure Ongoing Around The Globe = 300-400 Projects Annually SG&A, 10% Mfg - Material, 34% Mfg - Labor & Overhead, 56% East 10 34 56 Appendix 9

Turnaround Success - Momentum Building 2005 2006 2007 TTM 09/30/08 -15.8 2.5 10.6 20 2005 2006 2007 TTM 09/30/08 409.6 445.7 494 537 Appendix 10

Penetrating Higher-Growth International Markets Multi-Tier Product Strategy New Product Introductions Improved Customer Service Focused On Our Profitability - The Drivers Applying TCP Continuous Improvement Principles Consolidating Functions Price Management Practices Reduced Discounting & Rebates Price Increases Reflecting Material Inflation Trend TCP Cost Savings = $15+ Million/Annum ('05 - '08) Manufacturing Efficiencies via Processes, Equipment & Low-Cost Country Operations Improved Global Supply Chain SALES GROWTH GROSS MARGIN SG&A - OPERATING LEVERAGE 2005 2006 2007 1Q '08 2Q '08 3Q '08% 0.053 0.088 0.108 0.126 0.118 0.109 2005 2006 2007 1Q '08 2Q '08 3Q '08% 0.088 0.105 0.121 0.135 0.151 0.122 2007 2006 2008 Adjusted EBITDA % of Sales Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 0.286 0.282 0.3 0.308 0.326 0.297 0.302 0.327 0.323 0.332 0.315 Sales Growth Appendix 11

Sales = 11%+ In 3Q' 08 And 12%+ YTD Volume = 7%+ in 3Q '08 and 6%+ September 30 YTD 18% International Sales Increase (Local Currency) Through 3Q '08 19% Plasma Cutting Increase = New True Series Power Units & Consumables Through 3Q '08 Gross Margin Increase = TCP Cost Savings + Sales Price Increases Interest Expense = Decreases In Debt & Decrease In Variable Interest Rates SG&A = Increases In International Sales Force And Incentive Compensation Pools 2008 Nine Month Financial Results Appendix 12

Cash Flows and Liquidity 2008 Cash Flows of $30 Million Through September Receivables and Inventories at Quarterly Seasonal High Point on September 30 * From Continuing Operations Appendix 13